LCNB CORP.

Investor Presentation

Fourth Quarter 2025

NASDAQ: LCNB



LCNB Operations Center, Lebanon OH

Forward Looking

This presentation, as well as other written or oral communications made from time to time by us, contains certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "plan," "intend," "target," or "anticipates" or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, including those risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2024, and other SEC filings, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include:

- changes in competitive and market factors that might affect our results of operations;
- changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital standards;
- changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
- our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
- the timing of acquisition or investment transactions;
- local, regional and national economic conditions and events and the impact they may have on us and our customers;
- targeted or estimated returns on assets and equity, growth rates and future asset levels;
- our ability to attract deposits and other sources of liquidity and capital;
- changes in the financial performance and/or condition of our borrowers;
- changes in the level of non-performing and classified assets and charge-offs;
- changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers' payment behavior and creditworthiness;
- changes in our capital structure resulting from future capital offerings or acquisitions;
- inflation, interest rate, securities market and monetary fluctuations;
- the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers;
- timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
- changes in consumer spending, borrowing and saving habits;
- technological changes;
- our ability to grow, increase market share and control expenses, and maintain sufficient liquidity;
- volatility in the credit and equity markets and its effect on the general economy;
- the potential for customer fraud;
- effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
- the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
- our ability to integrate currently contemplated and future acquisition targets may be unsuccessful, or may be more difficult, time-consuming or costly than expected; and
- material differences in the actual financial results of merger and acquisition activities compared with expectations.

These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results will meet our expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

LCNB CORP.

About LCNB


LEBANON CITIZENS
NATIONAL BANK
BURGLAR ALARM
BUILDING ENTRANCE

Successfully Serving Our Communities for over 145 Years

LCNB has grown to become one of the largest community banks in Ohio

2024 and Beyond
Acquisitions Create Opportunities for a Successful Future

The acquisitions of Cincinnati Bancorp and Eagle Financial Bancorp have enhanced LCNB's scale, accelerated LCNB's expansion, and created more opportunities for LCNB to support its communities

2020 - 2023
Supporting Communities Throughout the Pandemic

LCNB remained focused on transforming its business to align with the financial needs of its customers, staying true to LCNB's community banking values, while strategically investing in the Company's team, systems, and products.

2013 -2019
Accelerated Growth Through Acquisitions

LCNB completed four successful acquisitions during this period. LCNB acquired banks that had similar cultures, and markets with strong core customer demographics.

2008 - 2012
Managing the Great Financial Crisis & Recovery

Safety and soundness have long been a hallmark of LCNB. This approach served LCNB well through the great financial crisis. LCNB remained profitable and charge-offs peaked at 0.44% of average loans in 2010.

1977 - 2007
Branch Expansion & Organic Growth

In 1977, LCNB had 50 employees and 3 offices. In 1984, LCNB exceeded $100 million in assets for the first time. By 2001, LCNB grew to 18 offices, 250 employees, and $480 million in assets.

1878 - 1976
Economic Growth in Warren County

Warren County grew from 27,000 residents to nearly 100,000 in this 100-year period. LCNB was a valued local financial institution that supported the local economy.

1877
Founding

Originally founded in 1877 as the Lebanon National Bank, LCNB National Bank has evolved significantly over 145 years of existence.

Compelling Community Banking Presence

Operating in robust and growing Ohio markets



Cincinnati Counties
Dayton Counties
Columbus Counties
Micropolitan Counties

Among Largest Banks in Ohio

According to the June 2025 FDIC Market Share Report, LCNB is the 24th largest bank in the state of Ohio

Fastest Growing Ohio Counties

LCNB's markets include 9 of the top 10 fastest growing counties in Ohio according to www.stacker.com

Market Highlights

Cincinnati Market	• Market includes 16 counties in OH, KY and IN • MSA is the 30th largest in the U.S. • Population: 2.2 million • Fastest growing air cargo hub in North America supported by Amazon's $1.5 billion Prime Air • Key industries include: Biohealth, Business and Professional Services, Advanced Manufacturing, and Technology
Dayton Market	• Market includes 10 Western OH Counties • MSA is the 73rd largest in the U.S. • Population: 1.8 million • Wright-Patterson Air Force Base is the state's largest single-site employer • Key industries include: Advanced Manufacturing, Aerospace and Defense, Agriculture, Bioscience, and Logistics
Columbus Market	• Market includes 11 Central OH counties • MSA is the 32nd largest in the U.S. • Population: 2.2 million • 17 Fortune 1,000 HQs, and 52 colleges and universities • $20+ billion investment from Intel for two new chip factories • Key industries include: Government, Education, Logistics, Business Services, Technology, and Manufacturing
Chillicothe and Ross Markets	• Conveniently located between Columbus, OH, Cincinnati, OH and Charleston, WV • 60% of the U.S. population is within a day's drive from Ross County • Honda Motor and LG Energy Solution investing $3.5 billion and creating 2,200 jobs for EV Battery Plant • Key industries include: Manufacturing, Food Processing, Pet, and Healthcare

Growing Southwest Ohio Market Presence

LCNB is now the 9th largest bank based on deposits in the Cincinnati MSA



Dayton
OHIO
Cincinnati
INDIANA
KENTUCKY
Cincinnati Market
LCNB Branch

Recent acquisitions support significant value creation opportunities

Increased scale and added significant exposure within the greater Cincinnati Region

Growth potential supported by LCNB's community banking approach and additional financial products and services

LCNB Wealth Management services driving compelling cross sell opportunities

After successfully integrating acquisitions in 2024, LCNB is focused on optimizing platform and growing its presence in the SW Ohio market

Where Does LCNB Stand Today?

A proven platform that drives our history of strong operating and financial performance

Pillars of Success

Attractive Markets
Over 30 bank offices in Southwestern and South-Central Ohio representing fast growing markets with above average household incomes and favorable business landscape

Diverse Services
Personal Banking, Business Banking, and Wealth Management support robust levels of noninterest income

Compelling Scale
One of the largest community banks in Ohio with $2.2 billion in total assets, and over 78,000 Personal, Business and Wealth customers

Experienced Leadership
Leadership team has ~30-year average tenure within banking sector, and Board of Directors and Management Team are aligned on strategies underway to create long-term value

Strong Performance
Compelling financial model has produced a 7.3% CAGR in net income from 2015 to 2025, which supports growth as well as programs to return excess capital to shareholders

Excellent Asset Quality
Proven asset quality throughout multiple cycles, including the Great Financial Crisis and the global COVID-19 pandemic

Corporate Purpose: Go Further Together

Committed to serving all stakeholders

Customers & Communities	Teammates	Shareholders
Every product and service is crafted to make a difference for our customers	Committed to nurturing our associates through tangible career growth and development programs	Focused on producing strong and consistent performance
Personal, commercial, and wealth management solutions to fit every customer's unique needs	Established Employee Assistance Program, LCNB Care Center, and Health and Wellness Committee	Track record of profitability and strong asset quality, with branch consolidation to further support efficiencies
LCNB's CRA-qualified donations touched all 10 counties in which the Bank has branch offices	Promoting a culture focused on belonging and fairness	Never decreased or suspended its dividend
Tradition of supporting communities through donations, volunteerism, and service	LCNB has achieved 25% Board Diversity, in part through seven new Directors being added since 2018	Committed to long-term growth strategies to drive value for shareholder

LCNB CORP.

Strategic Transformation


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Growth Oriented Strategic Plan

Strategic plan focused on producing strong and consistent performance

Balance Growth
Focusing on profitable growth without compromising credit standards

Diversify Revenues
Multiple sources of revenue support high levels of noninterest income

Focus on Profitability
Proactively control costs, pricing and asset quality

Return Capital to Shareholders
Longstanding dividend policy and share repurchase program

Successfully Integrate M&A Opportunities
Focused on opportunities that drive strong ROI

Continual and Strategic Transformation
Align offerings and services with customer needs

Diverse Financial Services

Personal and Business Banking Services, combined with Wealth Management, deliver high levels of noninterest income



Annual Noninterest Income (in thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

2015 – 2025 Growth

Growing revenue streams has supported a 115% increase in noninterest income over the past 10 years

Strong Fiduciary Income

In 2025, 43.8% of LCNB's noninterest income was derived from fiduciary income

Improving Deposit Service Charges

Focused on improving deposit service charges by implementing a new Overdraft Program and pursuing additional fee income opportunities. These efforts have driven a 9.2% year-over-year increase for 2025 in deposit service charges and fees.

Expanding Wealth Management Opportunities

LCNB is well positioned to grow its wealth management platform as other community banks do not offer independent wealth management capabilities, and many larger competitors fall short of LCNB's level of customer service

Wealth Management Assets
(in thousands)

2020-2025 **CAGR Growth: 11.1%**



$921,367
$1,380,559
$1,558,010
2020
2024
2025

Fiduciary Income
(in thousands)

2020-2025 **CAGR Growth: 13.7%**



$5,009
$8,445
$9,531
2020
2024
2025

Wealth Management Growth Drivers

1 **Comprehensive Product Portfolio**
LCNB's Wealth Management solutions includes Investments & Guided Wealth Portfolios, Annuities & Insurance, Tax & Financial Planning, Retirement, Estate & Tax Planning, and Trust Administration

2 **Local Service and Presence**
All Trust and Investment officers are located within LCNB's markets, focused on being responsive to clients' needs and providing solutions without 800 numbers or out-of-market support

3 **Trust Expertise**
The wealth team is comprised of credentialed staff, including CFPs, CFAs, and attorneys who share extensive experience and expertise

Supporting Digital Growth and Customer Engagement

Investing in technology to match customer needs

Digital Transactions: *Up 5.4% Year-over-Year*


400,000
390,000
380,000
370,000
360,000
350,000
340,000
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

Paperless Accounts: *Up 8.6% Year-over-Year*


39,000
38,000
37,000
36,000
35,000
34,000
33,000
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

Investing in Secure Digital and Mobile Platforms

- Established digital strategy further extends the Company's robust digital and mobile platforms compared to other community banks
- Expanding digital marketing efforts and reach, while optimizing physical branch presence
- Secure messaging capabilities within online and mobile apps
- e-sign capabilities, digital document capture, automated workflows, and e-statement capabilities for loans
- Enhancing debit card processing system to improve efficiencies and client service
- Added Zelle, RTP and FedNow to provide customers with secure and timely ways to send and receive money.

Dedicated to Providing Responsive, Local and Leading Service

Continual investments to drive productivity, while maintaining a superior level of service

Continual Product Investments
Provide modern banking solutions that fit customers' individual needs

Optimize Branch Network
Invest in modern, efficient, accessible and client focused offices

Provide Superior Service via Local Bankers
Provide communities with access to experienced bankers and ensure quick and local support

The Value of a Local and Responsive Bank

"Our business is like an airline. It's expensive whether we're busy or not, and it's particularly expensive to expand. The banking relationship is important for us. We need a flexible, responsible partner, and LCNB has proven to be exactly that." (full testimonial)

Sam Strotman, E-BEAM's President & COO



Successful Strategic Transformation

From 2015 to 2025, Total Assets Managed increased at an 8.5% CAGR



$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Total Growth: +126%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Brokerage Accounts
Cash Management
Mortgage Loans Serviced
Wealth
LCNB Corp. Assets

(in thousands)

LCNB CORP.

Financial and Operating Highlights



2025 Fourth Quarter Financial Highlights

Excellent asset quality and strong core operations support compelling financial model

Total Assets ($ in billions)



$2.31
$2.24
12/31/2024
12/31/2025

- Total assets at December 31, 2025, decreased 2.9%, to $2.24 billion, from $2.31 billion at December 31, 2024.
- During the year ended December 31, 2025, the Company originated $375.1 million in loans and sold $102.4 million into the secondary market, which contributed $2.9 million of gains to full year non-interest income.

Nonperforming Assets to Total Assets



0.20%
0.10%
12/31/2024
12/31/2025

- Total NPLs at December 31, 2025, were $2.3 million, or 0.14% of total loans, compared to $4.6 million, or 0.27% of total loans, at December 31, 2024.
- The year-over-year decrease in nonaccrual loans was primarily due to the disposition of one commercial real estate loan.

Net Income ($ in millions)



$13.5
$23.1
2024
2025

- As expected, LCNB's quarterly earnings improved throughout 2024 and 2025 reflecting the success of the Company's multi-year growth plan, strategic improvements LCNB made to its balance sheet, and the integration and growing contribution from the Company's recent acquisition

Capital Allocation

Compelling financial model supports diverse capital allocation strategies

Cumulative Shares Repurchased
(in thousands)


2,500
2,000
1,500
1,000
500
0
2020
2021
2022
2023
2024
2025

- From 2020 – 2025, LCNB repurchased 2,036,356 shares of its outstanding common stock
- Recent capital allocation initiatives have prioritized supporting growth, integrating recent acquisitions, and expanding tangible common equity

Cash Dividend


$0.77
$0.81
$0.85
$0.88
$0.88
2021
2022
2023
2024
2025

- From 2020 to 2025, LCNB's regular cash dividend payment has increased at a CAGR of 3.8%
- For the three months ended December 31, 2025, LCNB paid $0.22 per share in dividends

Capital Levels

Supports strategic and organic growth objectives

Average Loans to Deposits


100%
90%
80%
70%
60%
50%
83.5%
89.5%
92.6%
90.9%
2022
2023
2024
2025

- With the addition of Cincinnati Federal and Eagle, LCNB had over 78,000 consumer, public fund, small business and non-profit checking and savings accounts
- Strong loan to deposit ratio supported by $21.6 million in cash position and $232.3 million in debt securities, available-for-sale at December 31, 2025

Total Risk-Based Capital at LCNB National Bank (in millions)


$210
$200
$190
$180
$170
$160
$150
$188.5
$190.3
$190.5
$204.6
2022
2023
2024
2025

- Total risk-based capital exceeds well-capitalized threshold
- Average equity-to-asset ratio of 11.62% for the year ended December 31, 2025, compared to 10.45% for the year ended December 31, 2024.

Deposit Performance

Prudent management of local and stable deposit base

Overview (at December 31, 2025)

- Off balance sheet insured cash sweep program
- Noninterest-bearing stood at 25.3% of total deposits
- Cost of interest-bearing demand and money market deposits were 1.59% for the year ended December 31, 2025, down from 2.12% in the prior year.
- Cost of total interest-bearing deposits were 1.93%, down from 2.46% in the prior year.

Core Deposits to Total Deposits



97.6%
98.5%
99.0%
97.6%
94.4%
96.5%
2020
2021
2022
2023
2024
2025

Deposit Trends (in thousands)



$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
2020
2021
2022
2023
2024
2025
Interest Bearing
Noninterest Bearing

Lending Overview

LCNB's local and individual lending culture drive loan growth

Overview

- Products include commercial and industrial loans, commercial and residential real estate loans, agricultural loans, construction loans, various types of consumer loans, and SBA loans
- During the year ended December 31, 2025, the Company originated $375.1 million in loans and sold $102.4 million into the secondary market.
- Loans, net at December 31, 2025, decreased by 1.1%, or by $18.0 million year-over-year to $1.69 billion

Loans, Gross (by Industry Type)


6.1%
0.9%
1.0%
64.5%
27.5%
Commercial and industrial
Commercial real estate
Residential real estate
Consumer
Agricultural

Loans, Net *(in thousands)*


$2,000,000
$1,500,000
$1,000,000
$500,000
$-
2020
2021
2022
2023
2024
2025

Average Earning Assets to Average Total Assets


89.1%
88.6%
12/31/2024
12/31/2025

LCNB CORP.

CRE Trends

Track record of managing a high-quality and growing CRE portfolio

Overview

- Diverse and high-performing CRE portfolio
- Office portfolio is approximately 6.9% of loans, net of allowance
- Office portfolio encompasses properties primarily in Ohio
- CRE loans are generally originated with a 75% to 85% maximum loan-to-appraised value ratio, depending upon borrower occupancy with the total portfolio carrying a sub 65% loan-to-value

Q4 2025 Commercial Secured by Real Estate Breakdown



8%
23%
46%
3%
20%
Non-Owner Occupied
Owner Occupied
Farmland
Multi-Family
Secured Construction Loans

10-Year CRE Portfolio Growth ($ in millions)



$800,000
$600,000
$400,000
$200,000
$-
12/31/2015
12/31/2025
Non-Owner Occupied
Owner Occupied

Top CRE Categories (includes non-owner occupied and owner occupied)

Category	Balance	% of CRE Portfolio
Retail	$144.9 mil.	20%
Office	$117.8 mil.	16%
Mixed Use	$91.9 mil.	13%
Self Storage	$57.7 mil.	8%
Light Industrial	$62.1 mil.	8%
Healthcare Facility	$45.2 mil.	6%
Remainder	$211.8 mil.	29%
Total	*$731.4 mil.*	*100%*

Asset Quality

Excellent asset quality is a longstanding hallmark of LCNB

Net Charge-Offs to Average Loans


0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.14%
0.19%
0.44%
0.39%
0.18%
0.08%
0.21%
0.18%
0.06%
0.05%
0.03%
0.02%
0.03%
0.00%
0.01%
0.01%
0.04%
0.02%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

- Proven asset quality throughout multiple cycles
- Net charge-offs peaked to a level of 0.44% during the great financial crisis in 2010, which was well below peer levels and in the last 10 years net charge-offs to average loans have consistently remained below OH, KY and IN peers
- For the 2025 twelve-month period, net charge-offs were $273,000, or 0.02% of average loans, compared to net charge-offs of $742,000, or 0.04% of average loans, for the 2024 twelve-month period.

Annual Earnings (charts in thousands, except annual diluted EPS)

LCNB has a history of high levels of profitability and strong earnings growth

Focused on Maintaining Strong Profitability

- Record annual net income in 2025 was driven by executing strategies aimed at proactively strengthening the balance sheet, expanding net interest margin, maintaining tight control over operating expenses, continuing the growth of LCNB Wealth Management and further investing in the leadership team.
- Strong full year returns at December 31, 2025:
  - Return on average equity: 8.76%
  - Return on average assets: 1.02%

Net Interest Income *After Provision for Credit Losses, Annually*



$75,000
$65,000
$55,000
$45,000
$35,000
$25,000
2020
2021
2022
2023
2024
2025

Annual Net Income



$25,000
$20,000
$15,000
$10,000
$5,000
$-
2020
2021
2022
2023
2024
2025
2023 and 2024 adjusted net income included one-time merger related costs of $5.2 million and $4.1 million, respectively

Annual Diluted EPS



$2.50
$2.00
$1.50
$1.00
$0.50
$-
2020
2021
2022
2023
2024
2025
2023 and 2024 adjusted EPS included one-time merger related costs of $0.46 and $0.30, respectively

Recent Tangible Book Value Drivers

2018 Columbus First Acquisition



$11.64
$11.14
$14.33
12/31/17
6/30/18
12/31/21

- One-time acquisition costs and 3,253,060 shares associated with the acquisition reduced tangible book value per share by $0.50, or by 4.3%
- LCNB ended 2018 with a tangible book value per share of $11.67
- From June 30, 2018 to December 31, 2021, LCNB's tangible book value expanded by $3.19 per share, representing an 8.8% CAGR

2019 – 2022 Stock Repurchases



$14.33
$12.48
$12.72
12/31/21
12/31/22
9/30/23

- From January 1, 2019 to December 31, 2022 LCNB repurchased 2,236,443 shares of its common stock at an average price of $18.19 per share
- Repurchase activity reduced LCNB's share count by 16.8% prior to the repurchase
- Average price of share repurchases is much lower than $18.19 when factoring in dividend savings associated with the repurchases

2023 – 2024 Acquisitions



$12.72
$11.42
$10.08
$10.96
$12.45
9/30/23
12/31/23
6/30/24
12/31/24
12/31/25

- The April 2024 Eagle Financial Bancorp, Inc. ("Eagle") acquisition has already experienced a positive tangible book value earn back, which is a year earlier than expected.
- The November 2023 Cincinnati Federal acquisition remains on schedule for a positive tangible book value earn back by early 2026.

LCNB CORP.

Corporate Governance


LEBANO

Longstanding and Growing Dividend

Strong balance sheet and compelling financial model supports growing dividend policy



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
1998
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2014
2015
2016
2017
2018
2019
2020
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2022
2023
2024
2025

DIVIDEND HIGHLIGHTS

For the fourth quarter ended December 31, 2025, LCNB paid a $0.22 per share dividend

At December 31, 2025, LCNB's dividend yield was 5.4%

From 2020 to 2025, LCNB's annual dividend has increased at a 3.8% CAGR

From 1998 to 2025, LCNB delivered a total shareholder return of 386%, outperforming the Nasdaq Bank Index, which returned 291% over the same period[1]

[1]According to Bloomberg

Board of Directors

Accomplished and well-versed Board of Directors

	Name & Principal Occupation	Age	Director Since	Independent	Significant Shareholder	Experience: Banking Sector	Experience: Corporate Finance	Experience: Wealth Management
	Mary E. Bradford Former IT Executive, GE Aviation	70	2018	✓			✓	
	Spencer S. Cropper, Chairman CPA for Stolle Properties, Inc	53	2006	✓	✓		✓	
	Steve P. Foster Former President and CEO of LCNB	73	2005	✓	✓	✓	✓	✓
	William G. Huddle Former Banker	70	2018	✓	✓	✓	✓	✓
	Craig M. Johnson Certified Public Accountant	70	2019	✓		✓	✓	✓
	Michael J. Johrendt Attorney at Johrendt & Holford	72	2018	✓	✓	✓	✓	✓
	William H. Kaufman Attorney at Kaufman & Florence	82	1982		✓	✓		
	Anne E. Krehbiel Attorney at Krehbiel Law Office	70	2010	✓		✓		
	Takeitha W. Lawson CFO of Cincinnati Hamilton County Community Action Agency	46	2021	✓			✓	
	Eric J. Meilstrup CEO of LCNB	58	2018			✓	✓	✓
	Stephen P. Wilson Former CEO of LCNB	75	1982	✓	✓	✓	✓	✓

Management Team

Seasoned management team of experienced bankers

Eric J. Meilstrup
Chief Executive Officer



Mr. Meilstrup has served in a variety of executive, operational, customer service and human resources roles throughout his 35+ year tenure at LCNB.

Andrew M. Wallace
EVP, Chief Financial Officer



Mr. Wallace joined LCNB in June 2022 as SVP of Accounting and Finance. Previously, he held various accounting roles at BKD LLP (now Forvis Mazars LLP).

Michael R. Miller
EVP & Chief Wealth Officer



Mr. Miller joined LCNB in 2017 and has 40+ years of legal, trust and wealth management experience.

Patricia L. Walter
EVP & Chief Risk Officer



Ms. Walter joined LCNB in 2024 with the acquisition of EAGLE.bank and has 20+ years of banking experience. She was formerly the president of EAGLE.bank.

Susan J. Kelley
SVP, Chief Accounting Officer



Ms. Kelley joined LCNB in August 2024 as VP of Finance and Accounting. Previously, she spent 19 years at Forvis Mazars LLP and its predecessor firms.

Laura K. Tiller
SVP, HR & Talent Development



Ms. Tiller joined LCNB in 2019, bringing 30+ years' experience in human resources and operations leadership in the food retail industry.

Brian N. Bausmith
SVP, IT & Data Security



Mr. Bausmith has led the IT group at LCNB since 2008. He has held several positions at the bank during his 35+ year career.

Robert C. Haines II
President



Mr. Haines was LCNB's Chief Financial Officer from January 2008 to October 2025. He held several prior roles at LCNB including SVP and head of LCNB's IT department

Lawrence P. Mulligan Jr.
EVP & Chief Operating Officer



Mr. Mulligan joined LCNB in 2018 and has 30+ years of banking, finance and community experience.

Bradley A. Ruppert
EVP, Chief Investment Officer



Mr. Ruppert joined LCNB in 2008 and has 25+ years of investment, finance and community experience.

Jeffrey D. Meeker
EVP, Chief Lending Officer



Mr. Meeker joined LCNB in 2013 with the acquisition of Citizens National Bank and has 35+ years of banking experience.

Annie S. Joseph
SVP, Branch Administrator



Ms. Joseph joined LCNB in 2006 and has 20+ years in the banking industry.

Jacqueline A. Manley
SVP, Wealth & Taxes



Ms. Manley joined LCNB in 2013 and has extensive experience in tax and wealth management.

Ann M. Smith
SVP, Deposit Operations



Ms. Smith has held a variety of leadership positions with LCNB during her 35+ year career.

Summary

*LCNB is focused on moving **Further Together** to create value for all the Company's stakeholders*

- *Growth-oriented community bank dedicated to creating significant long-term shareholder value*
- *Business model focused on providing diverse financial services and an above-average level of fee income*
- *History of strong financial performance*
- *Strong, competitive position within large, compelling, and distinct Ohio markets offering significant market share growth potential*
- *Experienced and motivated management team*
- *Ongoing commitment to maintaining strong governance*
- *Management team and Board of Directors are aligned on strategic growth priorities aimed at delivering strong financial results as an independent community bank for many years to come*
- *Proven acquisition strategy*

Balancing Customer Needs with Prudent Risk Management
"When you get a commitment from bankers and they don't ask any questions, that's a red flag. You don't want to partner with a bank that doesn't understand the risk. LCNB goes the extra mile to do their due diligence." (full testimonial)
Jon Blackham, PLK Communities' CFO



LCNB CORP.

Appendix


LEBANON CITIZENS
NATIONAL BANK
BURGLAR ALARM
BUILDING ENTRANCE

LCNB CORP.

Annual Financials

Dollars in thousands (except per share data)	2021	2022	2023	2024	2025
Net interest income	57,124	61,042	56,349	60,795	70,222
Provision for (recovery of) credit losses	(269)	250	2,077	1,962	1,936
Noninterest income	16,232	14,288	15,411	20,404	21,775
Noninterest expense	48,040	48,134	54,423	63,276	61,909
Income before income taxes	25,585	26,946	15,260	15,961	28,152
Income taxes	4,611	4,818	2,632	2,469	5,032
Net income	20,974	22,128	12,628	13,492	23,120
Net interest margin	3.45%	3.55%	3.14%	2.91%	3.50%
Fee Income/Total Income	20.97%	17.85%	16.22%	16.27%	17.49%
Total assets	1,903,629	1,919,398	2,291,592	2,307,394	2,240,769
Loans, net	1,363,939	1,395,632	1,712,946	1,709,811	1,691,827
Total deposits	1,628,819	1,604,970	1,824,389	1,878,292	1,840,355
Book value per share	19.22	17.82	17.86	17.92	19.30
Tangible book value per share	14.33	12.48	11.42	10.96	12.45
Earnings per share, diluted	1.66	1.93	1.10	0.97	1.63
Cash dividend (per share)	0.77	0.81	0.85	0.88	0.88
Dividend pay-out ratio	46.39%	41.97%	77.27%	90.72%	53.99%
Return on average assets	1.13%	1.16%	0.63%	0.57%	1.02%
Return on average tangible equity	11.67%	14.96%	8.81%	9.05%	13.91%

LCNB CORP.

Quarterly Financials

Dollars in thousands (except per share data)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025
Net interest income	16,713	16,299	17,541	18,126	18,256
Provision for (recovery of) for credit losses	649	197	18	211	1,510
Noninterest income	5,988	5,222	5,248	5,704	5,601
Noninterest expense	14,592	15,809	15,567	15,145	15,388
Income before income taxes	7,460	5,515	7,204	8,474	6,959
Income taxes	1,340	906	1,285	1,538	1,303
Net income	6,120	4,609	5,919	6,936	5,656
Net interest margin	3.22%	3.25%	3.47%	3.57%	3.69%
Fee Income/Total Income	18.21%	17.10%	16.83%	17.82%	18.19%
Total assets	2,307,394	2,302,745	2,307,800	2,244,365	2,240,769
Loans, net	1,709,811	1,705,506	1,700,902	1,666,858	1,691,827
Total deposits	1,878,292	1,921,649	1,919,372	1,849,082	1,840,355
Book value per share	17.92	18.26	18.59	19.02	19.30
Tangible book value per share	10.96	11.34	11.69	12.15	12.45
Earnings per share, diluted	0.44	0.33	0.41	0.49	0.40
Cash dividend (per share)	0.22	0.22	0.22	0.22	0.22
Dividend pay-out ratio	50.00%	66.67%	53.66%	44.90%	55.00%
Return on average assets	1.04%	0.81%	1.04%	1.21%	1.01%
Return on average tangible equity	15.67%	11.91%	14.54%	16.29%	12.78%

Reconciliation of Net Income Less Tax-Effected Merger-Related Costs

Dollars in thousands (except per share data)		Three Months Ended					Twelve Months Ended	
		12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2023	12/31/2024
Net income	$	($293)	1,915	925	4,532	6,120	12,628	13,492
Merger expense add back		3,914	775	2,320	281	66	4,656	3,442
Provision add back		1,722	-	763	-	-	1,722	763
Loss on sale of acquired loans		-	-	843	-	-	-	843
Tax effect		(1,102)	(90)	(773)	(48)	(13)	(1,172)	(924)
Adjusted net income	$	4,241	2,600	4,078	4,765	6,173	17,834	17,616
Adjusted basic and diluted earnings per share	$	0.34	0.20	0.29	0.34	0.44	1.56	1.27
Adjusted return on avg. assets		0.77%	0.46%	0.68%	0.80%	1.05%	0.89%	0.75%
Adjusted return on avg. equity		7.62%	4.45%	6.72%	7.60%	9.68%	8.58%	7.17%

LCNB CORP.

lcnbcorp.com

NASDAQ: LCNB

LCNB National Bank | 2 N. Broadway, Lebanon, OH 45036

lcnb.com | shareholderrelations@lcnb.com

Member FDIC | Equal Housing Lender

#furthertogether